UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Trans World Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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TRANS WORLD CORPORATION

April 21, 2016

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Thursday, June 2, 2016 at 10:00 am Eastern time.  The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders.  For the reasons set forth in the attached Proxy Statement, the Board unanimously recommends that you vote “FOR” the Board’s nominees for director; “FOR” the proposal to amend the Company’s 2014 Equity Incentive Plan; “FOR” an advisory vote on the Board’s recommendations regarding Executive Compensation; “FOR” the ratification of the appointment of WithumSmith+Brown, P.C. as the Company’s independent registered public accountants for fiscal 2016, and, in accordance with the best judgment of the proxy holder on each other matter to be considered.  Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

Rami S. Ramadan

President and Chief Executive Officer

545 FIFTH AVENUE, SUITE 940,  NEW YORK,  NEW YORK 10017

TEL:  212.983.3355  FAX:  212.983.8129

WWW.TRANSWC.COM

TRANS WORLD CORPORATION

545 Fifth Avenue, Suite 940

New York,  New York 10017

(212) 983-3355

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 2, 2016

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Annual Meeting”) of Trans World Corporation (“TWC” or the “Company”) will be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Thursday, June 2, 2016 at 10:00 am Eastern time.  At the meeting, the holders of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), will act on the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

(1)	To elect six (6) directors for a one-year term or until their successors are elected and qualified;

(2)	To amend the 2014 Equity Incentive Plan to increase the number of shares of the Company’s Common Stock that are available for awards under that plan;

(3)	To cast a non-binding advisory vote on executive compensation, including compensation to the named executive officer in the event of a change of control of the Company (“Say-on-Pay”);

(4)	To ratify the appointment by the Board of Directors of WithumSmith+Brown, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2016; and,

(5)

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.  Except with respect to the procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other such business.

The Board of Directors has fixed April 18, 2016 as the voting record date for the determination of the holders of the Company’s Common Stock, entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

Please note that brokers, banks or nominees may not vote your shares on the election of directors or any other non-routine matters if you have not given them your specific instructions as to how to vote. Please vote your proxy in order to give your broker, bank or nominee specific voting instructions so that your vote can be counted.

BY ORDER OF THE BOARD OF DIRECTORS

Rami S. Ramadan

President and Chief Executive Officer

New York, New York

April 21, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2016:  Copies of the Annual Report to Stockholders, the Notice of Annual Meeting of Stockholders, the Proxy Statement and the Proxy Card for the 2016 Annual Meeting are available via the internet at www.transwc.com in the “Investor Relations” section. However, in order to vote, you must mail in your Proxy Card that accompanies this Proxy Statement.

Each stockholder and guest attending the Annual Meeting may be required to present valid picture identification for admission.  Persons holding shares in “street name” (i.e. through a broker, bank or other nominee) will need to present their account statement reflecting stock ownership as of the record date upon check-in at the meeting.  Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

It is important that your shares be represented regardless of the number you own.  Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided.  If you attend the meeting, you may vote either in person or by proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.

TRANS WORLD CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 2, 2016

GENERAL

This Proxy Statement is furnished to holders of the Common Stock, par value $0.001 per share (“Common Stock”), of Trans World Corporation, a Nevada corporation (“TWC” or the “Company”).  Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Thursday, June 2, 2016 at 10:00 am Eastern time or at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders.  This Proxy Statement is first being mailed to stockholders on or about April 21, 2016.

The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein.  If no contrary instructions are given, each proxy received will be voted: (i) FOR the nominees for director described herein; (ii) FOR the amendment to the 2014 Equity Incentive Plan to increase the number of shares of the Company’s Common Stock that are available for awards under that plan; (iii) FOR the non-binding advisory vote on executive compensation, including compensation to the named executive officer in the event of a change of control of the Company (“Say-on-Pay”); (iv) FOR the ratification of the appointment of WithumSmith+Brown, P.C. as the Company’s independent registered public accountants for fiscal 2016; and (v) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the proxy holder.  Any holder of shares of the Company’s Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence.  Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Secretary of the Company written notice thereof (Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person.  For shares held in “street name,” the stockholder (known as a “beneficial owner”) must follow the directions provided by its bank, stockbroker or other intermediary for voting instructions and how to revoke or modify its vote.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

VOTING

Only holders of record of the Common Stock at the close of business on April 18, 2016 (“Voting Record Date”) will be entitled to vote at the Annual Meeting.  On the Voting Record Date, there were 8,829,011 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding.  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock of the Company entitled to vote on the matters presented will constitute a quorum for the transaction of business at the Annual Meeting.  Thus, the presence of the holders of Common Stock representing at least 4,414,506 votes will be required to establish a quorum.  The withdrawal of any stockholder after the Annual Meeting has commenced, will have no effect on the existence of a quorum.  Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.  Directors are elected by a plurality of the votes cast with a quorum present.  A properly executed proxy that strikes through the name of one or more directors or is marked “withhold authority” with respect to all of the nominees for director will not be voted with respect to the director or directors indicated.  The six persons who receive the greatest number of votes of the holders of shares of Common Stock entitled to vote at the Annual Meeting will be elected directors of the Company.  Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors.  The affirmative vote of the holders of majority of all of the outstanding shares of Common Stock of the Company entitled to vote and cast at the Annual Meeting is required to approve the proposals regarding approval of: (i) the proposal to amend the 2014 Equity Incentive Plan; (ii) the Say-on-Pay advisory vote; and, (iii) the appointment of the independent registered public accountants.  Because of the votes required on such matters, abstentions will have the same effect as a vote against those proposals.

“Broker non-votes” are shares as to which a broker or nominee does not vote, or has indicated that it does not have discretionary authority to vote. If a stockholder fails to provide his or her broker with instruction on how to vote his or her shares, the stockbroker is only permitted, by the rules that govern them, to vote a stockholder’s shares for matters that are considered “routine” such as Proposal #4-the ratification of WithumSmith+Brown, P.C. as the Company’s independent registered public accountants for fiscal 2016. Brokers are not permitted to vote a beneficial owner’s shares for “non-routine” matters, such as the election of directors.  In addition, if you do not provide your broker with instructions as to how you wish to vote on Proposal #2 – Amendment to the 2014 Equity Incentive Plan and Proposal #3 – Say-on-Pay advisory vote, your broker will not be permitted to vote your shares as to these matters. Therefore, we urge you to give voting instructions to your broker on all proposals at least 10 days before the date of the Annual Meeting, or by May 23, 2016, so that your broker will have sufficient time to vote for you.  Broker executed proxy cards will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but broker non-votes will not be considered votes cast with respect to the proposal relating to the election of directors and therefore will have no direct impact on that matter. However, broker non-votes will have the same effect as a vote against Proposals #2 and #3.

On April 18, 2016, directors and executive officers of the Company beneficially owned 4,006,027 shares of Common Stock or 42.2% of the total shares of Common Stock outstanding at such date.  It is anticipated that all of such shares will be voted “FOR” the election of the nominees of the Company’s Board of Directors; “FOR” the amendment to the 2014 Equity Incentive Plan; “FOR” the non-binding advisory vote on executive compensation, including compensation to the named executive officer in the event of a change of control of the Company; and “FOR” the ratification of the selection of WithumSmith+Brown, P.C. as the Company’s independent registered public accountants. The Board of Directors has appointed Mr. Patrick J. Bennett, Sr., an independent director of the Company, as the inspector of election who will count and tally the votes at the Annual Meeting.  Final voting results will be determined by the Company and will be filed with the SEC in a Form 8-K four business days after the Annual Meeting. (See “Stockholder Proposals” below).

The vote on Proposal #3 (Say-on-Pay) and on Proposal #4 (approval of accountants) are advisory and are not binding on the Company.  However, the Board of Directors will consider the outcome of these votes in its future deliberations.

CORPORATE GOVERNANCE PRINCIPLES

The Securities and Exchange Commission (“SEC”) and The NASDAQ Stock Market have promulgated rules to address certain requirements of the Sarbanes-Oxley Act of 2002 dealing with corporate governance.  While the Company’s Common Stock is not traded on the NASDAQ Stock Market (“NASDAQ”), the Company’s Board of Directors and its Audit, Compensation and Nominating Committees adopted, in the first quarter of 2004, and revised in March, 2015, some but not all of those governance principles to provide guidance for the Board and those committees to ensure effective corporate governance.  The Board’s governance principles are summarized below.  The committee charters are described in the sections of this Proxy Statement that discuss the duties and responsibilities of those committees.

Board Purpose and Responsibilities

The business of TWC is managed under the direction of its Board of Directors.  The Board represents and acts on behalf of all stockholders and the Company and is responsible for establishing and helping the Company achieve its business objectives through oversight, review and counsel.  The Board's responsibilities include, among other things:

• approving and monitoring critical business and financial strategies;

• assessing major risks facing the Company, and options for their mitigation;

• approving and monitoring major corporate actions;

• overseeing processes designed to ensure TWC’s and the Company employees’ compliance with applicable laws and regulations and the Company's Code of Ethics for Executive Officers;

• overseeing processes designed to ensure the accuracy and completeness of the Company's financial statements;

• monitoring the effectiveness of TWC's internal controls;

• selecting, evaluating, and setting appropriate compensation for the chief executive officer upon the recommendation of the Compensation Committee of the Board;

• reviewing the recommendations of management for, and electing, the Company's executive officers;

• overseeing the compensation of the Company's executive officers elected by the Board;

• overseeing succession planning for the Chief Executive Officer and Chief Financial Officer positions; and

• considering the Company’s positions on issues related to corporate responsibility, public policy and philanthropy.

Governance Guidelines; Director Independence.

The Board of Directors has determined that to be considered independent, an outside director may not have a direct or indirect material relationship with the Company.  A material relationship is one which impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its stockholders.  In determining whether a material relationship exists, the Board considers a number of factors, which may include, for example, the purchase or sales of goods and/or services between the Company and an entity with which a director is affiliated (as an executive officer, partner or substantial stockholder), whether a director is a nominee of a major stockholder who has signed a non-disclosure agreement with the Company, the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the Company to the director, and whether the director is affiliated with the Company, a subsidiary of the Company, or an affiliate of a subsidiary of the Company.  The Audit Committee reviews the Board’s approach to determining director independence periodically and recommends changes as appropriate for consideration and approval by the full Board.  In that regard, the Audit Committee, in February 2014, recommended, and the Board approved, a change to the Guidelines that would remove the requirement that the Audit, Compensation and Nominating Committees consist of independent directors, which revision is contrary to the listing requirements of the NASDAQ.  TWC is not a NASDAQ-listed company as of the date of this report.

Consistent with these considerations, the Audit Committee has recommended to the Board, and the Board has reviewed, all relationships between the Company and the members of the Board.  Except for Mr. Ramadan, who serves as the Company's President and Chief Executive Officer and as a member of the Company’s Board of Directors, and Messrs. Batzer and Goldberg who represent and were appointed by certain significant stockholders of the Company, the Board believes that the remaining three members of the Company’s Board of Directors consist of independent directors who meet the Company’s standards for independence.  Notwithstanding the number of shares beneficially owned by Mr. Ewing, the Board found him to be independent under the Company’s guidelines.

The Board of Directors has adopted corporate governance guidelines that set forth certain Board policies including:

• qualifications for employee and non-employee Board members;

• how often the Board will meet, provisions for special meetings of the Board and the expectation of director attendance;

• when a Board member should not participate in Board discussions or vote on a Board matter;

• restrictions on service on the Boards of other companies;

• the purpose and responsibilities of the Board committees;

• committee membership and leadership;

• the Board's ability to meet with TWC employees without the presence of executive officers to obtain information;

• the Board's ability to hire such independent advisers, including attorneys, accountants and other consultants, as it deems necessary or appropriate to carry out its duties; and,

• stockholder access to the Board.

A copy of the Company’s Corporate Governance Guidelines and the Board Committee Charters are available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will also be furnished without charge to any stockholder upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Ethical Standards

The Board of Directors also codified principles and guidelines for the Company’s executive officers.  The Code of Ethics for Executive Officers (the “Code of Ethics”) requires that TWC’s executive officers affirmatively agree to:

• engage in honest and ethical conduct;

• avoid conflicts of interest;

• take all reasonable measures to protect the confidentiality of non-public information about TWC and its customers;

• produce full, accurate, timely and understandable disclosure in reports filed with the SEC;

• comply with any applicable governmental laws, rules and regulations; and,

• report any possible violation of the Code to TWC's Chief Financial Officer.

A copy of the Company’s Code of Ethics is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue,

Suite 940, New York, New York 10017.  If the Company amends or waives the Code of Ethics with respect to the chief executive officer, principal financial or principal accounting officer, it will describe the amendment or waiver in a Form 8-K to be filed with the SEC under applicable regulations.

Certain Relationships and Related Transactions.

The Company did not engage in any transactions during 2015, and has no plans to engage in any transactions during 2016, in excess of $120,000 in which any director, executive officer or shareholder owning 5% or more of the Common Stock (a “5% shareholder”) of the Company or any immediate family member of any director, executive officer or 5% shareholder of the Company had or has a direct or indirect material interest.

Director Continuing Education

We are committed to ensuring that our directors remain informed with respect to best practices in corporate governance. Each director is afforded the opportunity to meet with members of our senior management, visit our facilities and consult with independent advisors as necessary or appropriate. Directors are encouraged to undertake continuing education to properly perform their duties. Although the Company does not have a formal continuing education process for directors, the Board is continually briefed by management and the Company’s independent registered public accountants on current tax law changes and relevant pending legislation in the Czech Republic and Germany, any SEC rule changes, fiduciary duties and other current topics relevant to the Company’s business, including issues that are relevant to particular committees of the Board. In these briefings, directors are presented with materials on these subjects and engaged in discussions on each of the topics during these sessions.

Director Stock Ownership

We recognize the importance of aligning our Board's interests with those of our shareholders. Directors are encouraged to own shares of our Common Stock and, as noted in the section “Compensation of Directors,” below, the members of the Board have opted to defer a portion of their board fees into the 2006 Deferred Compensation Plan (the “Deferred Compensation Plan”). Members of the Board are also eligible to receive non-incentive stock options from the TWC 2014 Equity Incentive Plan (the “2014 Equity Plan”). Directors are subject to the Company’s Insider Trading Policy and are restricted from trading in Company shares except during limited periods including following the release of Company earnings, provided that no director is permitted to trade in Company securities while in the possession of non-public inside information. The Insider Trading Policy further prohibits the pledging, short sale or hedging of the Company’s Common Stock.

The Board’s Role in Risk Oversight

The Company is subject to various risks which may include, among others, risks associated with the Company’s financial condition, liquidity, operating performance and various regulatory impacts and compliance. The Board of Directors as a whole has responsibility for risk oversight, including reviewing information regarding the Company’s credit, liquidity and operations, as well as reports from management on enterprise risk and committee reports.  The Compensation Committee is responsible for overseeing the management of risks relating to TWC’s executive compensation.  See “Management Compensation - Effects of Compensation Program on Risk,” below.  The Audit Committee is responsible for overseeing the management of financial risks. See “– Report of the Audit Committee,” below. The Nominating Committee, among other things, is responsible for developing and recommending to the Board of Directors, as well as implementing and monitoring compliance with, the code of business conduct for directors, officers and employees and our corporate governance principles. See “- Ethical Standards,” above. The Board as a whole is responsible for overseeing the management of risks associated with Board independence and potential conflicts of interests. While each committee is responsible for evaluating and overseeing the management of such risks, the entire Board is regularly informed of each committee’s analysis.

The Board of Directors does not view risk in isolation.  Risks are considered in every business decision and as a part of the Company’s business strategy.  The Board recognizes that it is neither possible nor prudent to eliminate all risk and that some risk is inherent in every business opportunity that the Company may pursue in order to achieve its business objectives.

While the Board of Directors oversees risk management, Company management is charged with managing risk, which it does through its internal processes and procedures and its internal audit and controls.  Management communicates routinely to the Board and its committees with respect to actual or potential risks that they have indentified and how they are or will be managed.

To learn more about risks facing TWC, you can review the risk factors in Part 1, Item 1A in our Form 10-K for the year ended December 31, 2015.  The risks set forth in the Form 10-K are not the only risks facing the Company. Additionally, risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company’s business, financial condition or results of operations in the future.

Communications with the Board of Directors

The Board of Directors has established a process for stockholders to communicate with members of the Board.  If you have any concern, question or complaint regarding TWC or regarding its compliance with any policy or law, or would otherwise like to contact the Board, or any individual member of the Board, you can reach the Company’s Board of Directors by addressing your correspondence to:  Attention: Board of Directors (or the name of the individual director or Board Committee), Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.  Inquiries can be submitted anonymously and confidentially (to the extent permitted by law).

All inquiries are received and reviewed by the Company's Chief Executive Officer, who must forward to the Board of Directors all items received.  If appropriate, such officer will also direct inquiries most properly addressed by officers of the Company to those officers to ensure that the inquiries are responded to in a timely manner.  The Board of Directors, or, if appropriate, a committee of the Board (such as the Audit Committee if the matter relates to accounting, auditing or internal controls), will discuss these inquiries internally and will direct any additional action it determines is necessary or appropriate.  The Board will resolve all Board-appropriate matters and will direct management as to how and when to respond to the inquiring stockholder or stockholders.

PROPOSAL #1 – PROPOSAL TO ELECT DIRECTORS

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR

Election of Directors

The Bylaws of the Company provide that the Board shall consist of not less than three or more than nine members. Currently, the membership of the Board is set at six and at present consists of six members. The Nominating Committee of the Board has nominated the six individuals named below to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been elected and qualified.  All of the nominees are members of the current Board.  Each nominee has consented to serve if elected.

There are no arrangements or understandings between the persons named as nominees for director at the Annual Meeting and any other person pursuant to which such nominee was selected as a nominee for election as a director at the Annual Meeting except that Mr. Batzer was first appointed by the Wynnefield Capital, Inc. and Mr. Goldberg was first appointed by Mr. Lloyd I. Miller, III (see “Beneficial Ownership Of Common Stock By Certain Beneficial Owners And Management,” below) pursuant to an agreement with the Company.  In March 2014, Mr. Miller, a major stockholder of the Company, notified the Board of Directors of his intention to nominate six individuals to the Company’s Board.  In order to settle such matter, the Company entered into an agreement with Mr. Miller and his affiliates (the “Miller Funds”), as well as with Wynnefield Partners Small Cap Value, L.P. and its affiliates (the “Wynnefield Funds”), and Value Partners, Ltd, an investment fund controlled by Timothy G. Ewing, a director of TWC.  Pursuant to the agreement, the Company agreed to nominate the five current directors for election as directors at the 2014 Annual Meeting and each of the Miller Funds and the Wynnefield Funds submitted one additional person for consideration by the nominating committee of the Company’s Board for election at that Annual Meeting. Under the agreement, the Nominating Committee nominated directors Rami S. Ramadan, Malcolm M.B. Sterrett, Timothy G. Ewing, Patrick J. Bennett, Sr. and Michael B. Brodsky

for a one-year term as directors at the Annual Meeting. The Miller Funds submitted the nomination of David E. Goldberg and the Wynnefield Funds submitted the nomination of Max W. Batzer for consideration by the Nominating Committee and, after a due diligence review and consideration, the Nominating Committee included such nominees as part of the Board’s slate of nominees for election of directors at the 2014 Annual Meeting. Pursuant to the agreement, the Company reimbursed the Miller Funds $50,000 for its related fees and expenses, and the Company reimbursed the Wynnefield Funds $50,000 for its related legal fees. Each of the Miller Funds, the Wynnefield Funds and Value Partners agreed to appear at the 2014 Annual Meeting, in person or by proxy, and vote all of the shares of Common Stock beneficially owned by such party in favor of all of the Company’s nominees for election as directors. Since that date, Mr. Sterrett declined to stand for re-election in 2015. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

The Charter of the Nominating Committee of the Board of Directors specifies that the Nominating Committee is responsible for the recommendation of a nominee to the Board, or a replacement member to the Board when a vacancy occurs on the Board by reason of disqualification, resignation, retirement, death or an increase in the size of the Board.  When considering candidates for the Company’s Board of Directors, the Nominating Committee reviews the candidates’ applicable skills, taking into account current Board composition and Company circumstances.  The Committee evaluates, on an annual basis, among other things, the qualifications of individual director candidates to determine the appropriate characteristics, skills and experience as outlined in the Company’s Corporate Governance Guidelines for the Board as a whole.  The Committee will consider director nominations by stockholders, using the same criteria as described above.  The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating shareholder’s ownership of Company stock should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

The Committee considers, at a minimum, the following factors in recommending to the Board nominees and potential new Board members, or the continued service of existing members:

• the characteristics described in the Corporate Governance Guidelines, (i.e., demonstrated character and integrity; experience at a strategy or policy setting level; high-level managerial experience in a relatively complex organization, or experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company);

• whether the member or potential member assists in achieving a mix of Board members that represents a diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience;

• the member’s or potential member’s independence;

• whether the member or potential member would be considered a “financial expert” or “financially literate” as described in applicable statutes, regulations, listing standards, or Audit Committee guidelines;

• the extent of the member’s or potential member’s business experience, technical expertise, or specialized skills or experience;

• whether the member or potential member, by virtue of particular experience relevant to the Company’s current or future business, will add specific value as a Board member; and,

• any factors related to the ability and willingness of a new member to serve, or an existing member to continue his or her service.

The election of each nominee requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting.  Cumulative voting for directors is not permitted.  The Board recommends a vote “FOR” the election of each of the nominees listed below. Because this is a non-discretionary voting item, brokerage firms, banks or other nominees that have filed proxies but have not received voting instructions from their clients on this proposal may not vote on it.  These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for the proposal to elect the Company’s nominees for director.  See “Voting,” above.

If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity, or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

Nominees

The names and ages of the nominees and other information about them, such as their professional work experience and their directorships at public companies held at any time during the past five years, if applicable, and their involvement in certain legal proceedings during the past 10 years, if applicable, are set forth below. In addition, the Company has included information about each nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director of the Company at the time TWC is filing this Proxy Statement, in light of the Company’s business and corporate structure.

Max W. Batzer, 72.  Mr. Batzer has been a portfolio manager at Wynnefield Capital, Inc. in New York, New York, since 1999.  Since June 2015, he has served as a director of TWC and sits on the Compensation Committee and the Nominating Committee, on which he also serves as Chair. He served as a director and as a member of the Nominating/Governance Committee of Summer Infant, Inc. (NASDAQ: SUMR), a designer and manufacturer of infant safety, health and wellness products, located in Woonsocket, Rhode Island from 2012 to 2014.  From 2007 to 2015 when it was sold to CoSine Communications, Inc.,  Mr. Batzer served as a director at API Group, Plc (LON: API), a UK publicly listed manufacturer of specialized packaging and security products, and served as Chairman of the Nominations and Governance Committee and as a member of the Remuneration Committee. He was a director of Cornell Companies, Inc., a publicly traded owner and operator of private correction facilities for adults and children in the U.S., located in Houston, Texas, and served on the Board's Governance and Nominating Committee from 2007 and as the Chair of the Transaction Committee from its inception, in each instance until the company was acquired by the Geo Group in 2010.  We believe Mr. Batzer’s financial expertise and board experience will enable him to make important contributions to our Board of Directors.

Patrick J. Bennett, Sr., 68.  Mr. Bennett was appointed to the Board on February 6, 2013 by a vote of the Board of Directors to fill a vacancy in the Board caused by the Board’s decision to increase the size of the Board by one seat. In June 2014, he was appointed as both a member and the Chair of TWC’s Audit and Compensation Committees.  Mr. Bennett is the President and Founder of CEO Strategies Group, a private consulting group formed in February 2011, located in the Washington D.C./Baltimore, Maryland area.  Since April 2014, he has served as an independent director on the Board of Cosὶ Inc., in Deerfield, Illinois (NASDAQ: COSI), a fast-casual dining chain based in Boston, Massachusetts.  From 2001 to 2011, Mr. Bennett served as Executive Vice President, then as President and Chief Executive Officer of Covad Communications Group, Inc. (NASDAQ: COVD) in San Jose, California. Between 1998 and 2000, he served as Executive Vice President and Chief Operating Officer of Rogers AT&T Wireless (TSX: RCI) in Toronto, Canada. He previously served as a director at Livewire Mobile, Inc. (OTC: LVWR) in Littleton, Massachusetts, until the company was sold in 2014.  We believe Mr. Bennett’s financial and operating expertise, as well as his experience sitting on other boards will enable him to make valuable contributions to TWC.

Michael B. Brodsky, 48.  Mr. Brodsky is the Managing Partner of Vajra Asset Management, LLC, an investment firm, located in Washington, D.C. Since September 2013, Mr. Brodsky has served on the Board of Directors of TWC, and as Board Chair and a member of the Audit Committee since June 2014.  Mr. Brodsky is also presently Executive Chairman of Selectica, Inc. (NASDAQ: SLTC), a leader in contract management, procurement and sourcing software, located in San Mateo, California, where he has been on the Board of Directors since October of 2010. He is also presently Lead Director at IDsystems, Inc., located in Woodcliff Lake, New Jersey, which provides RFID wireless solutions for tracking high-value assets, since June of 2014. He is also a member of the board of Genesis Land Development Corporation (TSX:

GDC), a residential land developer and home-builder in Calgary, Canada since June 2012. Since February of 2015, he has been serving on the Board of Directors of JPS Industries, Inc. (OTC: JPST) which is headquartered in Greenville, South Carolina. Previously he was also a member of the Board of Directors as well as serving as the President, Chief Executive Officer and Executive Chairman of Youbet.com, Inc., in Woodland Hills, California, which was acquired by Churchill Downs Incorporated (NASDAQ: CHDN), based in Louisville, Kentucky. Following the acquisition of Youbet.com, he served on the Board of Directors of Churchill Downs, Inc. from 2010 to 2012. From 2005 to 2011, Mr. Brodsky was the managing partner of New World Opportunity Partners, LLC, a private investment firm in Chicago, Illinois.  We believe Mr. Brodsky’s broad operating and management expertise, knowledge of the gaming sector, as well as his experience with public company governance, will enable him to make valuable contributions to our Board of Directors.

Timothy G. Ewing, 55.  Mr. Ewing, a Chartered Financial Analyst, is the managing partner of Ewing & Partners and the manager of Value Partners, Ltd., a private investment partnership formed in 1989, and of the Endurance Partnerships, private investment partnerships formed in 2001 located in Dallas, Texas.  Mr. Ewing has been a member of TWC’s Board of Directors since 2004, and is currently a member of its Compensation and Nominating Committees as well.  Mr. Ewing has been a member of the board of directors of Cherokee, Inc. (NASDAQ:  CHKE) in Sherman Oaks, California since 1997 and AccuTex Investments LLC in Dallas, Texas since 2012.  In addition, he is the past chairman of the board and serves on the Chairman’s Council of the Perot Museum of Nature & Science in Dallas, Texas. He serves on the advisory board of the University of Texas at Dallas’ Holocaust Studies Program.  We believe Mr. Ewing’s financial expertise as managing partner of a private investment firm, as well as sitting on other boards, will enable him to make important contributions to our Board of Directors.

David E. Goldberg, 47.    Mr. Goldberg is presently Chief Executive Officer, President and a Director of ScoreBig.com, a privately-held company based in Los Angeles, California, that is the live entertainment industry’s first online marketplace for the safe and secure liquidation of unsold ticket inventory, since 2013.  He has served on TWC’s Board of Directors since June 2014 and also serves on its Audit and Nominating Committees.  Since 2012, he has also been a partner in Spring Valley Partners, a boutique consulting firm, based in Washington, D.C., providing advisory work in a variety of industry verticals including online gaming, ticketing, interactive media and more.  He served as Chief Operating Officer and then President and Chief Executive Officer of YouBet.com, Inc. from October 2008 to June 2010. Previously, Mr. Goldberg had been a consultant with YouBet since August 2008. From 2003 to August 2008, Mr. Goldberg served as an Executive Vice President of Ticketmaster, located in Los Angeles, California where, through the Office of the Chief Executive Officer, he shared responsibilities for overall leadership of the company. Prior to joining Ticketmaster in 2003, Mr. Goldberg served as Executive Vice President of Corporate Development for Sportvision, a private, interactive sports technology and marketing company based in Chicago, Illinois, and was a co-founder and Executive Vice President of Tunes.com, a Chicago-based closely-held company.  We believe Mr. Goldberg’s extensive business background is a valuable addition to our Board of Directors.

Rami S. Ramadan, 66.  Mr. Ramadan has served as the Company’s CEO and CFO since July 12, 1999 and its President since August 2000. His most recent prior position was Executive Vice President of Finance for the privately-owned Ian Schrager Hotels, in New York, New York, from November 1997 to July 1999. Prior to that, Mr. Ramadan held senior financial positions with Hyatt Hotels (NYSE: H), based in Chicago, Illinois, from January 1994 to November 1997, Euro Disney (Euronext: EDL) from October 1990 to December 1993 and Le Méridien Hotels, a French-based company, from September 1975 to September 1990.  We believe by virtue of his position as CEO, Mr. Ramadan can readily share with the Board of Directors any and all matters pertaining to the operation of the Company.

The Board of Directors recommends that you vote “FOR” the election of the above nominees for director.

Board of Directors Meetings and Committees of the Board

The Company’s Board of Directors, which is chaired by Mr. Brodsky, an independent director, in a non-executive role, has responsibility for establishing broad corporate policies and oversight of the overall performance of TWC and is not involved in the day-to-day operating details of the Company's business.  Members of the Board are kept informed of the Company's business through various documents and reports provided by Mr. Ramadan, the Company’s President and CEO, and other officers of the Company and by participating in Board and Board committee meetings.  Each director has access to all books, records and reports of TWC, and members of management are available at all times to answer any director's questions.

The Chairman of the Board organizes Board activities to enable the Board to effectively provide guidance to, and oversight and accountability of, management. To fulfill that role, the Chairman, among other things, creates and maintains an effective working relationship with the CEO and other members of management and with the other members of the Board; provides the CEO ongoing direction as to Board needs, interests and opinions; and assures that the Board agenda is appropriately directed to the matters of greatest importance to the Company. In carrying out his responsibilities, the Chairman preserves the distinction between management and oversight, maintaining the responsibility of management to develop and execute corporate strategy and the responsibility of the Board to review and express its views on corporate strategy. The functions of the Chairman include:

• presiding over all meetings of the Board of Directors and shareholders, including regular executive sessions of the Board in which the management director and other members of management do not participate;

• advising Committee chairs, in consultation with the CEO, on meeting schedules, agenda and information needs for the Board committees;

• coordinating periodic review of management’s strategic plan for the Company;

• coordinating the annual performance review of the CEO and other key senior managers;

• consulting with Committee Chairmen about the retention of advisors and experts;

• acting as the principal liaison between the independent directors and the CEO on sensitive issues;

• working with the Nominating Committee to develop and maintain the agreed-on definitions of the role of the Board and the organization, processes and governance guidelines necessary to carry it out;

• after consulting with other Board members and the CEO, making recommendations to the Nominating Committee as to the membership of various Board Committees and Committee Chairmen; and,

• performing such other duties and services as the Board may require.

The Board holds monthly telephone conference calls and meets in person on an as-needed basis. The Board has established several committees, described below, which also meet on an as-required basis during the year.  The Board met via conference calls nine times throughout the year, in person three times, and conducted business by written consent five times during the Company's fiscal year ended December 31, 2015.  No director attended fewer than 75% of the total number of meetings of the Board or meetings of committees of the Board during the year ended December 31, 2015. While the Company has no policy relating to director attendance at the Company’s Annual Meeting of shareholders, directors are encouraged to attend.  All of the Company’s directors at that time attended the 2015 Annual Meeting of Shareholders that was held on June 26, 2015.  None of our directors have been involved in any legal proceedings that are material to an evaluation of the ability or integrity of any director.

The Board of Directors of TWC is authorized by its bylaws to elect members of its Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Company.  Membership on each committee is determined by the Board of Directors subsequent to each Annual Meeting of shareholders.  At December 31, 2015, TWC had the following three committees:

Audit Committee.    The Audit Committee has the responsibilities set forth in the Company’s Audit Committee Charter.  It reviews and approves internal accounting controls, internal audit operations and activities, the Company's annual report and audited financial statements, the selection of the Company's independent auditors, the activities and recommendations of the Company's independent auditors, material changes in the Company's accounting procedures, the Company's policies regarding conflicts of interest and such other matters as may be delegated by the Board.  The Board has determined that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the audit committee. The Audit Committee is composed of Mr. Bennett, the Committee’s Chairman and  Mr. Brodsky who are non-employee, “independent” directors, and Mr. Goldberg (who is not independent), with Mr. Bennett serving as the “audit committee’s financial expert.”  The Audit Committee met once in person and conferred by telephone conference call four times in 2015.

A copy of the Company’s Audit Committee Charter, which was originally approved by the Board of Directors on May 14, 2004 and was amended by the Audit Committee and approved by the Board of Directors on April 12, 2013, is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Compensation Committee.    The Compensation Committee, whose responsibilities are enumerated in the Company’s Compensation Committee Charter, sets the compensation for executive officers of the Company and sets the terms of grants of awards under the Company's 2014 Equity Plan, and any other equity-based compensation plans adopted by the Company. The Compensation Committee has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement.  It also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisers. No compensation consultant was employed during 2015.  Additional information on the roles and responsibilities of the Compensation Committee is provided in the “Management Compensation” section of this Proxy Statement.  The Compensation Committee is composed of Mr. Batzer (who is not independent) and Messrs. Bennett, the Committee’s Chairman, and Mr. Ewing, both of whom are considered to be “independent” as described above under “Corporate Governance Guidelines; Director Independence” and qualified as “outside” directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.  The Compensation Committee met twice in person and conferred by telephone conference call one time in 2015.

A copy of the Company’s Compensation Committee Charter, which was originally approved by the Board of Directors on May 14, 2004 and was amended by the Compensation Committee and approved by the Board of Directors on April 12, 2013, is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Nominating Committee.  The Nominating Committee reviews, evaluates and recommends candidates for the Board, oversees and evaluates the Board and Company’s management appointments, selects Board committee chairs and membership, and performs any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with the Committee’s Charter, the Company’s Bylaws and applicable law.  The Nominating Committee, composed of Messrs. Batzer, the Committee’s Chairman, and Goldberg (who are not independent), and Mr. Ewing, conferred by telephone conference call once in 2015.

The nominees for election to our Board of Directors at the 2016 Annual Meeting were formally nominated by the Nominating Committee and were approved by the Board of Directors on March 25, 2016.  Each of the nominees participated in the vote of the Board of Directors approving the director nominees.

A copy of the Company’s Nominating Committee Charter, which was originally approved by the Board of Directors on May 14, 2004, and was amended by the Nominating Committee and approved by the Board of Directors on April 12, 2013, is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to: Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

There were no transactions or relationships between the directors or any members of their immediate families (or any entity of which a director or immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates except as set forth below in the section entitled “Certain Transactions.”

Compensation of Directors

Prior to July 1, 2015, our non-employee directors’ compensation included a cash retainer fee of $10,000 per quarter, per member. Effective July 1, 2015, this cash retainer was increased to $15,000 per quarter, per member.  In addition, the non-executive Chairman of our Board receives an additional $1,250 per quarter, while each chairman of our three Committees receives an additional $625 per quarter. To recognize the burden and importance of the Audit Committee, each member of this Committee is compensated an additional $1,250 per quarter. Board members participate in the Company’s Deferred Compensation Plan and each member defers a portion of his fees into that plan each quarter. All members of the Board are reimbursed for their out-of-pocket expenses in connection with attending Board meetings in person. The only full-time employee director of our Company does not receive any fees for board or committee meetings. Non-employee directors are entitled to participate in the 2014 Equity Plan.

The following table sets forth information concerning compensation paid or accrued by our Company to each member of the Board of Directors during the year ended December 31, 2015. As an employee-director, Mr. Ramadan received no compensation for his board membership. His compensation is fully reported in the Summary Compensation Table in the section “Management Compensation,” below.

	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name	Cash (1)	Awards	Awards (2)	Compensation	Earnings (3)	Compensation	Total

Patrick J. Bennett, Sr.	$57,500	$--	$3,168	$--	$2,500	$--	$63,168
Michael B. Brodsky	$50,000	$--	$3,168	$--	$10,000	$--	$63,168
Timothy G. Ewing	$47,500	$--	$3,168	$--	$2,500	$--	$53,168
Malcolm M.B. Sterrett (4)	$43,750	$--	$3,168	$--	$--	$23,461	$70,379
Max W. Batzer (5)	$--	$--	$3,168	$--	$52,500	$--	$55,668
David E. Goldberg	$50,000	$--	$3,168	$--	$2,500	$--	$55,668

(1)

Includes payment of directors’ retainer fees for service on the Board of the Company.  Also includes the payment of fees for service as Chairman of the Board, as chairman of a Board committee and for service on the Audit Committee.

(2)

On April 15, 2015, the Compensation Committee recommended and the Board approved a grant to all six members of the Board at that time, each five-year options to purchase 10,000 shares of Common Stock that vest in four equal parts, with the options to acquire 2,500 shares vesting immediately upon the date of grant and options to acquire 2,500 shares vesting subsequently upon each anniversary of the grant date. The exercise price of these options was initially set at $2.75 per share, the closing stock price on the date of grant, and will escalate by 4.0% annually on each anniversary date.  The fair value of this entire grant of 60,000 options was $76,000, or $1.27 per option. The options granted to Mr. Malcolm M.B. Sterrett, a former director, who stood down for re-election at the Company’s annual meetings of shareholders on June 26, 2015, expired on July 26, 2015, thirty days after his departure from the Board on June 26, 2015.

(3)	Pursuant to the Company’s adoption of the Deferred Compensation Plan in June 2006, each director elected to defer all or a portion of his quarterly retainer.

(4)

Mr. Sterrett did not stand for re-election to the Board of Directors on June 26, 2015.  His “Other Compensation” consists of the value of 7,806 shares issued to Mr. Sterrett, pursuant to the termination of his participation in the Deferred Compensation Plan.  A departure stipend of $22,500 was included in the “Fees Earned or Paid in Cash” above.

(5)	Mr. Batzer deferred all of his retainer fees to the Company’s Deferred Compensation Plan.

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed “filed” with the SEC or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee, comprised of two independent directors and one non-independent director, met separately with the Company’s independent registered public accounting firm (the “independent auditors”), management and internal auditors to assure that all were carrying out their respective responsibilities. The Audit Committee discussed with, and received a letter from, the independent auditors confirming their independence. Both the independent auditors and the internal auditors had full access to the Audit Committee, including the ability to meet with the Audit Committee without management present.

The Audit Committee met with the independent auditors to discuss their fees and the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting.  The Audit Committee also discussed with the independent auditors their judgments regarding the quality and acceptability of the Company’s accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2015 with management.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16 “Communications with Audit Committees,” as may it be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by the Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rules and Standards (Rule 3526, Communication with Audit Committees Concerning Independence), as it may be modified or supplemented, and has discussed with the independent auditors, the independent auditors’  independence.  In addition, the Audit Committee continued to oversee the Company’s efforts related to its internal control over financial reporting and in connection with this oversight, the Audit Committee reviewed periodic updates provided by the Company’s internal auditor and the independent auditors. During the year, management, as well as the Company’s internal auditor reported on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee also reviewed Management’s Report on Internal Control Over Financial Reporting included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

In undertaking its oversight function, the Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent public accounting firm included in their report on the Company’s financial statements. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external or internal audits, whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

By the Committee:

Patrick J. Bennett, Sr., Chairman
Michael B. Brodsky
David E. Goldberg

BENEFICIAL OWNERSHIP OF COMMON STOCK

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Voting Record Date of April 18, 2016, unless otherwise noted, (a) by each shareholder who is known by the Company to own beneficially more than 5.0% of the outstanding Common Stock, (b) by each director who is also a nominee for director, (c) by each nominee for director, (d) by each executive officer named in the Summary Compensation Table which is set forth below, and (e) by all named executive officers and directors as a group.  Unless otherwise noted, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the shares indicated subject to community property laws where applicable. The business address for each director, director nominee and named executive officer of the Company is 545 Fifth Avenue, Suite 940, New York, New York 10017.

	Number of Shares of
	Common Stock Beneficially	Percentage of
Name of Beneficial Owner	Owned (1)	Ownership (1)
Value Partners, Ltd. (2)	3,326,679	37.7%
Wynnefield Funds (3)	2,349,577	26.6
Miller Funds (4)	2,129,229	24.1
Rami S. Ramadan (5)	558,382	6.0
Timothy G. Ewing (6)	3,360,283	37.9
Patrick J. Bennett, Sr. (7)	19,553	*
Michael B. Brodsky (8)	16,676	*
Max W. Batzer (9)	38,147	*
David E. Goldberg (10)	12,986	*
All current directors and the named executive officer as a group (6 persons) (11)	4,006,027	42.2%

* Less than 1% of the issued and outstanding shares of the Company’s Common Stock.

(1)

The percentage of outstanding shares is based on 8,829,011 shares outstanding as of April 18, 2016 and, for certain individuals and entities, on reports filed with the SEC or on information provided directly to our Company by such individuals or entities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from April 18, 2016 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) are exercisable within 60 days from April 18, 2016 have been exercised. Included are shares of Common Stock issuable upon the exercise of options to purchase the Company's Common Stock.

(2)

Value Partners, Ltd. is a Texas limited partnership, managed by Ewing & Partners, whose business address is 5646 Milton Street, Suite 880, Dallas, Texas 75206. Mr. Timothy G. Ewing, a director of TWC, is the controlling person of Value Partners, Ltd.

(3)

Wynnefield Capital, Inc. (“WCI”), a Delaware corporation, is the investment manager for Wynnefield Capital Management, LLC (“WCM”), a New York limited liability company.  WCM is the sole general partner of Wynnefield Partners Small Cap Value, LP and Wynnefield Partners Small Cap Value, LP I.  WCI also serves as the investment manager for Wynnefield Small Cap Value Offshore Fund, Ltd.  Both WCI and WCM are located at 450 Seventh Avenue, Suite 509, New York, NY 10123.  Mr. Nelson Obus and Mr. Joshua H. Landes, as principal owners, share voting and investment control over the portfolio securities of WCI and as such each beneficially own 2,349,577 shares of Common Stock.  Of the beneficial ownership total, 1,335,353 of these said shares were acquired as a result of their participation in TWC’s two private placements.  Currently, Wynnefield Small Cap Value Offshore Fund, Ltd. beneficially owns 462,968 shares of Common Stock; Wynnefield Partners Small Cap Value LP I beneficially owns 1,129,146 shares of Common Stock; and Wynnefield Partners Small Cap Value, LP beneficially owns 757,463 shares of Common Stock.

(4)

Trust A-4 – Lloyd I. Miller, Milfam II L.P., LIMFAM LLC, and Lloyd I. Miller – IRA, collectively referred to as the “Miller Funds,” whose address is 222 Lakeview Avenue, Suite 160-365, West Palm Beach, Florida 33401, is controlled and managed by Mr. Lloyd I. Miller III, who currently beneficially owns, through these holdings, 2,129,229 shares of the Company’s Common Stock. The Trust A-4 – Lloyd I. Miller fund beneficially owns 1,319,895 shares of Common Stock; the Milfam II, L.P. fund beneficially owns 641,667 shares of Common Stock; the LIMFAM LLC fund beneficially owns 166,667 shares of Common Stock; and the Lloyd I. Miller – IRA fund beneficially owns 1,000 shares of Common Stock.

(5)

Consists of 13,500 shares of Common Stock, 275,000 shares subject to incentive stock options granted to Mr. Ramadan, of which 118,750 have vested, 194,882 shares issuable under the Deferred Compensation Plan, plus 75,000 shares of restricted stock, none of which have vested.

(6)

Mr. Timothy G. Ewing is the managing partner of Ewing & Partners, which manages Value Partners, Ltd.  His beneficial ownership includes 3,326,679 shares of Common Stock, held by Value Partners, Ltd.  Effective the quarter ended September 30, 2006, as part of Mr. Ewing’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of an increase in the annual retainer. In addition to his beneficial ownership of Value Partners, in April 15, 2015, Mr. Ewing was granted five-year stock options to purchase 10,000 shares of the Company’s Common Stock, of which 5,000 have vested. He also has 23,604 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(7)

Mr. Patrick J. Bennett, Sr. holds 5,000 shares of Common Stock.  In April 15, 2015, Mr. Bennett was granted five-year stock options to purchase 10,000 shares of the Company’s Common Stock, of which 5,000 have vested.  He also has 4,553 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(8)

Mr. Michael B. Brodsky was granted in April 15, 2015, five-year stock options to purchase 10,000 shares of the Company’s Common Stock, of which 5,000 have vested. He also has 6,676 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(9)

Mr. Max W. Batzer was granted in April 15, 2015, five-year stock options to purchase 10,000 shares of the Company’s Common Stock, of which 5,000 have vested. He also has 28,147 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly his entire retainer.

(10)

Mr. David E. Goldberg was granted in April 15, 2015, five-year stock options to purchase 10,000 shares of the Company’s Common Stock, of which 5,000 have vested. He also has 2,986 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer.

(11)	Includes only directors (including Mr. Ramadan, the named executive officer) serving on the Board of Directors as of April 18, 2016. See Notes (5), (6), (7) (8), (9) and (10), above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC and the Financial Industry Regulatory Authority, Inc. (formerly, the National Association of Securities Dealers, Inc.) (“FINRA”) by certain dates.  Officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

As of April 18, 2016, Value Partners held 37.7% of our issued and outstanding Common Stock.  Mr. Ewing, one of our directors, can be considered to be a controlling person of Value Partners, and by virtue of his ownership of 10,000 five-year stock options, granted in April 15, 2015, 5,000 of which have vested, and an additional 23,604 shares of Common Stock that will be issued under the Deferred Compensation Plan, Mr. Ewing beneficially owned at such date, in the aggregate, 37.9% of our issued and outstanding stock.

Wynnefield Small Cap Value Offshore Fund, Ltd, Wynnefield Partners Small Cap Value LP and Wynnefield Partners Small Cap Value LP1 (collectively known as “Wynnefield Funds”) participated in the Company’s two private equity placements. As of April 18, 2016, Wynnefield Funds held 26.6% of our issued and outstanding Common Stock.

As of April 18, 2016, Mr. Lloyd I. Miller, III, through his control of the funds, Trust A-4 – Lloyd Miller, Lloyd I. Miller IRA, Milfam II, L.P. and LIMFAM LLC (collectively the “Miller Funds”), held 24.1% of our issued and outstanding Common Stock.

We know of no other person or entity who owns 10% or more of the Company’s Common Stock.

Based solely on review of the copies of such forms either filed by us on behalf of our directors and named executive officer, or furnished to us, we believe that all applicable Section 16(a) filing requirements were satisfied by our directors and named executive officer during 2015.

MANAGEMENT COMPENSATION

Executive Compensation

Compensation Discussion and Analysis

Overview of Compensation Philosophy and Program.  Our compensation philosophy is to provide compensation to our executive officers that is competitive in the marketplace in order to attract and retain qualified and experienced officers. The compensation of our named executive officer, including the various components of such compensation, is determined by our Compensation Committee.  The Compensation Committee consists solely of non-employee directors.  In addition, the Committee may use, from time to time, independent outside consulting firms that provide information regarding the compensation paid by our peer group, as described below.

When setting the compensation of our named executive officer, the Compensation Committee generally targets compensation which is comparable with our peer group with respect to each of the components of compensation.  The compensation we provide to our named executive officer primarily consists of the following:

•	annual base salary,
•	annual cash bonus,
•	stock options,
•	profit sharing plans,
•	to a lesser extent, restricted stock awards, and
•	other forms of compensation as approved by the Committee.

The Compensation Committee.  The Compensation Committee of our Board of Directors administers our executive compensation programs. The members of the Committee are Messrs. Patrick J. Bennett, Sr., the Chairman, and Timothy G. Ewing and Max W. Batzer (who is not independent).  None of the members is a current or former officer or employee of our Company or any of our subsidiaries or has any separate business relationship with the Company (other than as a shareholder). The role of the Committee is to: (i) oversee our compensation and benefit plans and policies; (ii) administer our stock benefit plans (including reviewing and approving equity grants to executive officers); and (iii) review and approve annually all compensation decisions relating to the named executive officer, Mr. Rami S. Ramadan, who serves as President and Chief Executive Officer of the Company, as set forth in the Summary Compensation Table.

Role of the Named Executive Officer and Management. The named executive officer provides recommendations to our Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for other executive officers’ and employee compensation. These recommendations are then considered by the Compensation Committee and the Compensation Committee then makes recommendations to the full Board of Directors. The chief executive officer generally attends Compensation Committee meetings but does not vote and is not present for executive sessions or for any discussion of his own compensation.

Tax Deductibility of Pay. Section 162(m) of the Internal Revenue Code, places a limit of $1.0 million on the amount of compensation that the Company may deduct in any one year with respect to our Chief Executive Officer and certain other highly compensated officers. There is an exception to the $1.0 million limitation for performance-based compensation meeting certain requirements. Stock options are performance-based compensation meeting those requirements and, as such, are fully deductible. Service-based only restricted stock awards are not considered performance-based compensation under Section 162(m) of the Internal Revenue Code.

To date, Section 162(m) has not affected the ability of the Company to deduct the expense of the executive compensation paid. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible.

Salaries.  The salaries of our Chief Executive Officer and our other key management employees are reviewed on an annual basis, as well as at the time of a promotion or other change in responsibilities.  Increases in salary are based on an evaluation of the individual’s performance and current level of pay.  Merit increases normally take effect in January of each year.

Pursuant to the evergreen renewal terms of his employment agreement, Mr. Ramadan’s employment was automatically renewed on October 1, 2015 for a one-year term ending December 31, 2016.  The base annual salary for Mr. Ramadan for 2016 is $450,000.  Base salary is considered in conjunction with the short-term annual bonus component of our executive compensation program.

Bonuses.  In addition to the 2015 Profit Sharing Plan (see “Note 12 - Compensation Plans” of the Notes to the Consolidated Financial Statements, included in the Company’s Annual Report in Part II, Item 8), a discretionary cash bonus for the named executive officer is determined by the Compensation Committee on an annual basis, when applicable. The amount of the bonus is based on the Company’s overall performance as well as an evaluation of the individual’s performance.  In the years ended December 31, 2015 and 2014, the Compensation Committee granted individual performance awards of $168,750 and $175,000, respectively.  The award to the named executive officer for 2014 included a required deferment of $25,000 into the Deferred Compensation Plan.

Perquisites. We provide our named executive officer with perquisites that we believe are reasonable, competitive and consistent with our overall executive compensation program. We reimburse Mr. Ramadan for the use of an automobile for business purposes as well as all other business-related transportation costs as necessary, and reflect the aggregate incremental cost attributable to such use during 2015 and 2014 in the “Summary Compensation Table.  We believe that our perquisites help us to hire and retain qualified executives.

Our senior management members, including our named executive officer, also are eligible to participate in our other benefit plans and programs on the same terms as other employees. These plans include our 401(k) plan, medical and dental insurance plan. In addition, our senior management members are eligible to participate in our Deferred Compensation Plan on the same terms as other eligible management-level employees.

Stock Options.  In determining the size of stock option grants to executive officers, our Compensation Committee considers the Company’s financial performance against the strategic plan as attributed to executive officers. In this regard, our Committee granted stock options to Mr. Ramadan, the Chief Executive Officer, on February 4, 2007, seven year options to purchase 50,000 shares of Common Stock, all of which expired on February 4, 2014.

On October 23, 2007, pursuant to the Company’s former equity incentive plan, Mr. Ramadan was granted seven-year options to purchase 125,000 shares of Common Stock.  The exercise price of all these options was set at $4.85 per share, the closing stock price on October 23, 2007, and escalated to $5.05 on its first anniversary.  On May 26, 2009, the Company’s Board of Directors froze the exercise price at $5.05 for the entire grant.  These options expired on October 23, 2014.

On May 26, 2009, pursuant to the Company’s former equity incentive plan, our Compensation Committee approved the grant of seven-year options to purchase an aggregate of 410,000 shares of Common Stock to ten of the Company’s key management employees, excluding the chief executive officer, with a quarter of the total grant vesting immediately, and the balance to be vested in three equal parts over a three-year vesting period on the anniversary of the date of grant. The exercise price of all these options, vested and unvested, was set at the grant date’s market closing price of $3.00 per share. The grants were in recognition of their efforts to continually and consistently improve the performance of the Company. As of December 31, 2015, all such options were vested and were exercisable at the price of $3.00 per share. (See also “Note 11 - Stock Options and Warrants” of the Notes to the Consolidated Financial Statements, included in the Company’s Annual Report in Part II, Item 8).

On November 11, 2014, pursuant to the Company’s 2014 Equity Plan, Mr. Ramadan was granted five-year options to purchase 200,000 shares of Common Stock that vest in four equal parts, with the options to acquire 50,000 shares vesting immediately upon the date of grant and options to acquire 50,000 shares vesting subsequently upon each anniversary of the grant date.  The exercise price of all these options was initially set at $3.20 per share, the closing stock price on the date of grant, and will escalate by 4.0% annually on each anniversary date.  As of December 31, 2015, 100,000 options were vested and are exercisable at the escalated price of $3.33 per share.

On April 15, 2015, pursuant to the Company’s 2014 Equity Plan, the Compensation Committee recommended and the Board approved a grant to all six members of the Board at that time, each five-year options to purchase 10,000 shares of Common Stock that vest in four equal parts, with the options to acquire 2,500 shares vesting immediately upon the date of grant and options to acquire 2,500 shares vesting subsequently upon each anniversary of the grant date.  The exercise price of these options was initially set at $2.75 per share, the closing stock price on the date of grant, and will escalate by 4.0% annually on each anniversary date. The fair value of this grant was $76,000.  As of December 31, 2015, 12,500 options have vested and are exercisable by all directors. The options granted to Mr. Malcolm M.B. Sterrett, a former director, who stood down for re-election at the Company’s annual meetings of shareholders on June 26, 2015, expired on July 26, 2015, thirty days after his departure from the Board on June 26, 2015.

On January 29, 2016, pursuant to the Company’s 2014 Equity Plan, the Compensation Committee recommended and the Board approved a grant of five-year options to Mr. Ramadan to purchase 75,000 shares of Common Stock that vest in four equal parts, with the options to acquire 18,750 shares vesting immediately upon the date of grant and options to acquire 18,750 shares vesting subsequently upon each anniversary of the grant date.  The exercise price of all these options was initially set at $2.59 per share, the closing stock price on the date of grant, and will escalate by 4.0% annually on each anniversary date.

Any unvested options granted under Mr. Ramadan’s employment agreement will, automatically and without any further action on the part of Mr. Ramadan, the Company, or any members of the Compensation Committee, terminate upon the effective date of the termination or expiration of his employment agreement, except that all unvested options granted thereunder will, automatically and without any further action on the part of any person, vest to Mr. Ramadan upon the closing date of a change of control (as defined by the employment agreement) of the Company. All such vested options must be surrendered or otherwise converted into cash or securities of the acquirer or exercised as required or permitted by the terms and conditions of the change of control documents.

Restricted Stock Awards. Under our 2014 Equity Plan, our Compensation Committee is authorized to grant share awards, which are a right to receive a distribution of shares of Common Stock. Shares of Common Stock granted pursuant to a share award are in the form of restricted stock which vests upon such terms and conditions as established by the Committee. Our Committee determines which officers and key employees will be granted share awards, the number of shares subject to each share award, whether the share award is contingent upon achievement of certain performance goals and the performance goals, if any, required to be met in connection with a share award.  Non-employee directors are not eligible to receive share awards. Under the 2014 Equity Plan, our Committee has the discretion to grant an award or awards to any one individual participant during any one calendar year up to 200,000 shares of Common Stock. However, in no event shall there be granted during the term of the 2014 Equity Plan, restricted stock or restricted stock units, which are not subject to be achievement of a performance target or targets covering more than an aggregate of 150,000 shares.

Pursuant to his renewed employment agreement and the former equity plan, in July 2005, Mr. Ramadan was granted 75,000 shares of restricted Common Stock that vest cumulatively, according to the performance targets outlined below:

	Cumulative
Number	Vested	When Vested
25,000	25,000	When the trailing twelve months (“TTM”) earnings per share from TWC’s continuing operations for any two (2) consecutive fiscal quarters (“TTMEPS”)is equal to or exceeds $0.45 for the first time.
25,000	50,000	When TTMEPS is equal to or exceeds $0.60 for any two (2) consecutive fiscal quarters ended for the first time.
25,000	75,000	When TTMEPS is equal to or exceeds $0.75 for any two (2) consecutive fiscal quarters ended for the first time.

All unvested restricted stock granted hereunder will, automatically and without any further action on the part of Mr. Ramadan or any members of the Compensation Committee, terminate upon the effective date of the termination or expiration of his employment agreement, except that all unvested restricted stock granted thereunder will, automatically and without any further action on the part of any person, vest to Mr. Ramadan upon the closing date of a change of control (as defined in the employment agreement) of the Company. All such vested restricted stock must be converted into cash or securities of the acquirer as required or permitted by the terms and conditions of the change of control documents.  As of December 31, 2015, there were no shares of restricted stock vested.

Stock Ownership Guidelines. We have not established any formal policies or guidelines addressing expected levels of stock ownership by the named executive officer or for other executive officers.  However, under the terms of the Profit Sharing Plan, key management employees (“KMEs”) are required to defer 50% of their individual Profit Sharing Plan awards into the Deferred Compensation Plan.

Additional Components of Executive Compensation.  As part of the renewal of the named executive officer’s employment agreement in July 2005, the named executive officer and the Company amended the change in control provisions therein. The purpose of these provisions is to retain, for the benefit of the Company, the talents of this highly skilled officer whose services are integral to the development and implementation of the Company’s business.  This agreement, as discussed below, provides for severance benefits in the event of the termination of the executive’s employment under certain circumstances, or in the event of the occurrence of certain events.  The included severance payments are intended to align the named executive officer’s and the stockholders’ interests by enabling the named executive officer to consider corporate transactions that are in the best interests of the stockholders and other constituents of our Company without undue concern over whether the transactions may jeopardize the named executive officer’s own employment or impose a financial hardship on him. The grounds under which severance payments are triggered in the employment and change in control provisions of Mr. Ramadan’s employment agreement are similar to, or the same as, those included in many employment agreements for senior executive officers of comparable gaming companies.  See “- Severance Agreement.”

Deferred Compensation Plan.  On May 17, 2006, the Compensation Committee of the Board unanimously approved and adopted TWC’s Deferred Compensation Plan (the “Deferred Plan”), which provides certain key employees and non-employee directors the opportunity to elect to defer receipt of specified portions of their compensation and to have such deferred amounts treated as if invested in the Common Stock of the Company.

We adopted the Deferred Plan with the intention that it shall at all times be characterized as a “top hat” plan of deferred compensation maintained for a select group of management, as described under ERISA Sections 201(2), 301(a)(3) and 401(a)(1) and the Deferred Plan shall at all times satisfy Section 409A of the Code.  The unfunded Deferred Plan obligations are payable only in the form of Common Stock upon the earlier of:  (i) a designated, in-service distribution date which must be a minimum of three years from the year of the first deferral; (ii) separation of employment; (iii) disability; (iv) change in control of the Company; or (v) death.  A participant’s election form must specify whether the payments will be made by lump sum or by installments, and the number of annual installments (with a minimum of two and a maximum of five installments) as may be directed by the participant in his or her election form.

Other Benefits.  From time to time, in recognition of the contribution of services provided to the Company, the Board of Directors may, in its discretion, offer additional compensation and benefits to our directors or executive officers in connection with their service and/or retirement from the Company. During 2015, as part of Mr. Sterrett’s departure from the Company, effective June 26, 2015, the Board granted him a departure stipend of $22,500.

Say-On-Pay/Say-On-Pay Frequency.  Our shareholders voted, at our 2015 Annual Meeting of Stockholders held on June 26, 2015 to approve, on a non-binding advisory basis: (i) the compensation paid to Mr. Rami S. Ramadan, the Company’s President and Chief Executive Officer (the named executive officer); and (ii) the compensation that may be paid to him in the event of a change of control of the Company, both as disclosed in the Company’s Form 10-K for the year ended December 31, 2015.  The proposal received overwhelming support with more than 96.7% of the shares voted being cast in favor of the proposal.  The Board of Directors appreciates this show of support, which reaffirms to the Board that the Company's current management compensation policies and programs work to support our stockholders' objectives. The Company believes the philosophy and objectives of its management compensation program, as well as the implementation of the elements of the compensation program, are appropriately geared towards aligning the interests of management with the stockholders to drive stockholder value.  No changes were made to the structure of the Company's core management compensation programs in 2015.

Effects of Compensation Programs on Risk

The Company believes that its compensation policies and practices for its employees are such that they are not likely to create risk that would have a material adverse effect on Trans World Corporation. As described in this Proxy Statement, the named executive officer of the Company has typically been paid two forms of incentive compensation – an annual bonus and, from time to time, stock options and/or restricted stock. The bonus is considered a “short-term incentive” and is measured against, among other things, earnings per share, return on equity, cash flow from operations and performance against designated financial targets. These measures are transparent, subject to review, and verified by audit. The Company’s “long-term incentives,” typically stock options or restricted stock, are based upon the employee’s past performance in the short term and his ability to affect results directed by the Board, but the value of the incentives is based solely on future stock performance. These factors again, are transparent, subject to review and, with respect to the market value of the stock, not in the control of the officer. In short, the Board of Directors believes that these compensation practices provide little room for manipulation of financial results and a relatively low level of risk. The compensation program does not include “claw-back” provisions of incentive-based compensation from current or former executive officers following a restatement of the Company’s financial statements triggered by material non-compliance with any financial reporting requirements under applicable federal securities laws. To the extent that incentive compensation is utilized for other employees at the Company, consistent practices are followed. This disclosure was reviewed and approved first by the Chief Executive Officer and then by the Compensation Committee and the Board of Directors.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has served as an officer or employee or related person of the Company at any time except for Messrs. Batzer and Goldberg who are considered to be “related persons,” as discussed above.  None of the Company’s executive officers serve as a member of the compensation committee of any other entity that has an executive officer serving as a member of our Company’s Board of Directors.  None of our Company’s executive officers serve as a member of the board of directors of any other entity that has an executive officer serving as a member of our compensation committee.  None of our executive officers has served as a member of the Compensation Committee of another entity that has an executive officer serving as one of our directors.

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded or paid by our Company or our subsidiaries for services rendered in all capacities during the fiscal years ended December 31, 2015 and 2014 to the Company’s executives, who, with the exception of Mr. Ramadan, are not “named executive officers” of the Company:

						Non-Equity	Nonqualified
						Incentive	Deferred
Name and				Stock	Option	Plan	Compensation	All Other
Principal Position	Year	Salary	Bonus(2)	Awards	Awards(3)	Compensation(4)	Earnings(5)	Compensation(6)	Total
Rami S. Ramadan,	2015	$450,000	$168,750	$--	$58,559	$158,952	$158,952	$22,000	$1,017,213
Chief Executive Officer/
Chief Financial Officer(1)	2014	$450,000	$150,000	$--	$58,559	$168,750	$137,175	$21,000	$985,484
Paul D. Benkley,	2015	$227,000	$86,529	$--	$--	$80,751	$80,751	$11,700	$486,731
Director of Development	2014	$233,000	$87,400	$--	$--	$58,082	$58,083	$12,300	$448,865
Sarah E. Wagner,	2015	$224,100	$53,336	$--	$--	$79,476	$79,476	$10,800	$447,188
Director of Project Development)	2014	$212,167	$51,300	$--	$--	$52,889	$52,890	$10,500	$379,746

(1)	Effective April 1, 2016, Hung D. Le was promoted to the position of Chief Financial Officer.

(2)

Represents awards based on personal performance evaluation and, in the case of Mr. Ramadan, pursuant to pre-determined individual performance targets set by and/or at the discretion of the Company’s Compensation Committee.  Mr. Ramadan’s 2014 bonus included $25,000 that was required to be deferred into the Deferred Plan to be paid out as Common Stock.

(3)

Reflects the amount expensed in accordance with accounting and reporting requirements with respect to the granting of stock options. For a discussion of the assumptions used to establish the valuation of the stock options, reference is made to Note 2 of the Notes to the Consolidated Financial Statements included in the Company’s Form 10-K for the year ended December 31, 2015. Additional information is also included in the table entitled “Grants of Plan-Based Awards for the Year Ended December 31, 2015.”

(4)

Earned employee award pursuant to the Company’s effective Profit Sharing Plan, 50% of each above-named individual’s 2014 and 2015 Profit Sharing Awards, respectively, were deferred into the Deferred Compensation Plan and will be paid out in Common Stock.

(5)

There were no above-market or preferential earnings on nonqualified deferred compensation for the named executive officer or for any KMEs. The amounts for each year represent the required deferment of a portion of each year's Profit Sharing Plan award, which was 50% in 2014 and forward.  Mr. Ramadan’s 2014 amount included $25,000 of his bonus that was deferred into the Deferred Plan.

(6)

Consists of the reimbursement cost to Mr. Ramadan for the use of an automobile for business purposes as well as all other business-related transportation costs as necessary and for Mr. Benkley, a car allowance; and for Mr. Ramadan and Ms. Wagner, an employer-matching contribution toward his/her 401(k) plan.

The following table sets forth information concerning grants of awards pursuant to plans made to the executives during the year ended December 31, 2015:

Grants of Plan-Based Awards for the Year Ended December 31, 2015

GRANTS OF PLAN-BASED AWARDS

								All Other	All Other		Grant Date
		Estimated Future Payouts			Estimated Future Payouts			Stock Awards:	Option Awards:	Exercise or	Fair Value
		Under Non-Equity Incentive			Under Incentive			Number of	Number of	Base Price	of Stock
		Plan Awards(1)			Plan Awards			Shares of	Securities	of Option	and Option
	Grant	Threshold	Target(2)	Maximum	Threshold	Target	Maximum	Stock/Units	Underlying Options	Awards	Awards
Name	Date	$000	$000	$000	#	#	#	#	#	($/Sh)	($/Sh)

Rami S. Ramadan	2015		$273		-	-	-	-	-	$-	$-

Paul D. Benkley	2015		$139		-	-	-	-	-	$-	$-

Sarah E. Wagner	2015		$137		-	-	-	-	-	$-	$-

(1)	Pursuant to the named executive officer’s and the other listed KMEs’ participation in the 2015 Profit Sharing Plan, to be paid in cash in 2016.
(2)	Target amounts were based on the 2015 annual budget, as approved by the Board of Directors.

Equity Compensation Plans

The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of December 31, 2015.

			Number of securities
			remaining available for
			future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options	outstanding options and	securities reflected in the
Plan category	and rights	rights	first column)
Equity compensation plans approved by security holders (1)	635,000	$3.39	335,750
Equity compensation plans not approved by security holders (2)
Total	635,000	$3.39	335,750

(1)	Represents all the outstanding options issued under the 2014 Equity Plan and previous equity compensation plans.
(2)

Does not include accruals made under the Company’s Deferred Compensation Plan for directors and qualified employees who may only receive such amounts in shares of the Company’s Common Stock upon elected deferment terms.

A summary description of our Company’s equity compensation plans are found at “Note 11. “Stock Options and Warrants” and Note 12. “Compensation Plans,” respectively, of the Notes to the Consolidated Financial Statements in the Annual Report.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by the certain executives of the Company as of December 31, 2015:

Equity Incentive
	Option Awards						Stock Awards			Plan Awards
				Equity							Market
				Incentive						Number of	Value of
				Plan						Unearned	Unearned
				Awards:			Number		Market	Shares,	Shares,
				Number of			of Shares		Value of	Units of	Units of
				Securities			or Units		Shares or	Stock, or	Stock,
	Number of Securities			Underlying			of Stock		Units of	Other	or Other
	Underlying Unexercised			Unexercised	Option	Option	That		Stock	Rights	Rights
	Options			Unearned	Exercise	Expiration	Have Not		That Have	That Have	That Have
Name	Exercisable		Unexercisable	Options	Price	Date	Vested		Not Vested	Not Vested	Not Vested

Rami S. Ramadan	100,000	(1)	100,000	--	$3.33	11/11/19	75,000	(2)	--	--	$--
Paul D. Benkley	60,000	(3)	--	--	$3.50	05/26/16	--		--	--	$--
Sarah E. Wagner	60,000	(3)	--	--	$3.50	05/26/16	--		--	--	$--

(1)

On November 11, 2014, pursuant to the Company’s 2014 Equity Plan, Mr. Ramadan was granted five-year options to purchase 200,000 shares of Common Stock that vest in four equal parts, with the options to acquire 50,000 shares vesting immediately upon the date of grant and options to acquire 50,000 shares vesting subsequently upon each anniversary of the grant date. The exercise price of all these options was initially set at $3.20 per share, the closing stock price on the date of grant, and escalate by 4.0% annually on each anniversary date. As of December 31, 2015, 100,000 options have vested and are exercisable. (See “Compensation Discussion and Analysis - Stock Options,” above).

(2)	The restricted shares vest according to an earnings formula as stipulated in Mr. Ramadan’s employment agreement. (See “Compensation Discussion and Analysis - Restricted Stock Awards,” above).
(3)

On May 26, 2009, the listed executives were granted seven-year options to purchase 60,000 shares of Common Stock, with options to purchase 15,000 shares vesting immediately upon the date of grant and options to acquire 15,000 shares vesting subsequently upon each anniversary of the grant date.  The exercise price of these options was set at $3.50 per share, the market closing price at the date of grant. As of December 31, 2015, these options have fully vested.

Option Exercises

No stock options were exercised and no shares of restricted stock vested for the named executive officer in 2015 or 2014.  On November 11, 2014, Mr. Benkley exercised options to purchase 300 shares of the Company’s Common Stock, at an exercise price of $3.00 per share.  Neither Mr. Benkley nor Ms. Wagner exercised any stock options in 2015.

Nonqualified Deferred Compensation

Pursuant to the terms of each year’s profit sharing plan, as approved annually by the Board of Directors, a portion, ranging from 20% in 2007 (its inception year) through 2009, 40% from 2011 through 2013, and 50% in 2014 and 2015, of the profit sharing plan award was required to be deferred into the Company’s Deferred Plan to be paid out in Common Stock, according to individual elections on the conditions of disbursement. Our Deferred Plan provides for the deferral of compensation on a basis that is not tax-qualified. The amounts deferred under our Deferred Plan for the years ended December 31, 2015 and 2014 are set forth in the Summary Compensation Table, above, under the heading “Nonqualified Deferred Compensation Earnings.” See “- Deferred Compensation Plan,” above.

Employment and Change of Control Agreements

On October 1, 2015, pursuant to evergreen renewal terms of Mr. Ramadan’s employment agreement, our Company automatically extended Mr. Ramadan’s employment agreement, originally dated July 1, 2005, to which we agreed to employ him as President and Chief Executive Officer for a renewable term of one year, currently ending on December 31, 2016, with a current base annual salary of $450,000. Mr. Ramadan will continue to be eligible to participate in the 2014 Equity Plan and any present or future employee benefit plans, including the 2016 Profit Sharing Plan and the Deferred Plan. He will also be reimbursed for reasonable travel and out-of-pocket expenses necessarily incurred in the performance of his duties.

Our Company, as part of an employment agreement renewal, amended the change of control agreement with Mr. Ramadan.  See “Compensation Discussion and Analysis – Additional Components of Executive Compensation,” above.

Severance Agreements

On November 11, 2014, the Compensation Committee of the Company’s Board of Directors approved an amendment (“Amendment”) to the Amended and Restated Employment Agreement dated November 18, 2008 (“Employment Agreement”) for Mr. Ramadan, the Company’s President and CEO.

The Amendment provides that if, within 120 days prior to, or twenty-four months after a Change of Control (as defined in the Employment Agreement), (i) Mr. Ramadan is terminated by the Company other than for cause (and not due to his death or disability), or (ii) he provides the Company with written notice of his Voluntary Termination for Good Reason (as defined in the Employment Agreement), or (iii) he is in the employ of the Company on the closing date of a Change in Control of the Company, then the Company will pay to him: (A) an amount equal to two times his Base Salary (as defined in the Employment Agreement) as of the date of termination; and, (B) any accrued but unpaid (1) base salary; (2) sick pay; (3) vacation pay; and (4) health insurance benefits as described in the Employment Agreement for the period ending on the earlier of: (x) the date Mr. Ramadan obtains subsequent employment where medical insurance coverage is available to him, or (y) two years after the date of termination or Change in Control, as applicable. If the above benefits are paid to him as a result of (iii) above, they cannot be paid to him again as a result of either (i) or (ii), above, for the same Change in Control event.

The Amendment also includes a description of what actions TWC and Mr. Ramadan will take in the event that the aggregate payment or benefits to be paid to him as described above are deemed by the Internal Revenue Service to be “excess parachute payments” under Section 280G of the Internal Revenue Code.

On October 3, 2014, the Company entered into severance agreements with four KMEs that provide for the lump sum payment of one year’s salary and up to one year’s health insurance coverage in the event of a change of control of the Company, or if the employee voluntarily leaves the Company for any reason (other than death or disability) within one year after such a change of control event.

Potential Payments upon Termination of Employment or a Change in Control

The following table describes the potential payments to Mr. Ramadan, the named executive officer, upon an assumed termination of employment or a change in control as of December 31, 2015:

				Termination
				by the
				Executive for	Material
		Termination	Involuntary	Good Reason	Breach of
		for Cause or	Termination	With a	Agreement
	Voluntary	Loss of	Without	Change in	by	Death or
Payments and Benefits	Termination	License	Cause	Control	Company	Disability

Accrued vacation pay (a)	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000

Accrued sick pay (b)	10,000	10,000	10,000	10,000	10,000	10,000

Severance payments and benefits: (c)

Cash severance (d)			450,000	900,000	450,000

Medical benefits (e)			23,300	46,600	23,300

Equity awards:

Vested stock options and restricted stock awards (f)

Unvested stock options and restricted stock awards (g)			189,000	189,000

Total payments and benefits	$45,000	$45,000	$707,300	$1,180,600	$518,300	$45,000

(a)	Represents a total of 20 days of accrued and unused vacation time due to Mr. Ramadan as of December 31, 2015.
(b)	Represents a total of six unused sick days.
(c)

These severance payments and benefits are payable if Mr. Ramadan’s employment is terminated either (i) by the Company for any reason other than cause, loss of his gaming license, disability or death, or (ii) by Mr. Ramadan after a change in control of the Company and if the Company takes certain adverse actions (a “good reason” termination) or if the Company materially breaches the employment agreement and does not cure such breach within 30 days after the date of termination.

(d)

Represents Mr. Ramadan’s annual base salary, to be paid in a lump sum, except in the event of a change in control, in which he will receive the equivalent of two years’ salary.  Pursuant to the November 2014 amendment to Mr. Ramadan’s employment agreement, he would also be entitled to this severance compensation if he was employed by the Company within 120 days prior to, or twenty-four months after, a change of control but was not terminated or did not leave the Company for “good reason” (as defined in the employment agreement).

(e)

Represents the estimated present value cost of providing continued medical coverage to Mr. Ramadan for an assumed period ending at the earlier of: (i) the date he is entitled to receive substantially similar benefits from a subsequent employer, or (ii) 12 months from the employment termination date.  In the event of termination for good reason with a change in control, Mr. Ramadan will receive up to 24 months of medical coverage.  The estimated costs assume the current insurance premiums and other costs are as of December 31, 2015.

(f)

All vested stock options and restricted stock awards are exercisable as set forth in Mr. Ramadan’s employment agreement or the plans under which they were granted, except upon a change in control, in which case, they must be surrendered, or otherwise converted into cash or securities of the acquirer, or exercised as required, or permitted by the terms and conditions of the change in control documents.  Mr. Ramadan’s vested stock options were out-the-money at the exercise price of $3.33 per option, based on the December 31, 2015 reported closing price of the Company’s Common Stock of $2.52 per share, and no shares of the restricted stock had vested at such date.

(g)

All unvested restricted stock will terminate upon the termination or expiration of the employment agreement except upon a change of control in which case they will vest on the closing date of change of control. The unvested restricted stock would be worth approximately $189,000, based on the December 31, 2015 reported closing price of the Company’s Common Stock of $2.52 per share.

CERTAIN TRANSACTIONS

The Company recognizes that relationships between the Company and outside entities can present potential or actual conflicts of interest. Accordingly, the Company has a written Code of Ethics (“Code”) that requires executive officers to report actual and potential conflicts of interest. Outside activities covered by the policy include those activities involving any director, executive officer, employee or members of their immediate families.

We attempt to analyze all transactions in which the Company (or our subsidiaries) participates and in which a related person may have a direct or indirect material interest, both due to the potential for a conflict of interest and to determine whether disclosure of the transaction is required under applicable SEC rules and regulations. Related persons include any of our directors or executive officers, certain of our stockholders and their respective immediate family members. As it relates to our employees, officers and directors, pursuant to our Code of Ethics, which is available on our website at http://www.transwc.com under the tab “Investor Relations,” all employees are required to avoid conflicts of interest and to disclose to the Chief Financial Officer of the Company any material transaction or relationship that reasonably could be expected to give rise to such a conflict.

Each director and executive officer of the Company annually completes and submits to the Company a Director and Officer Questionnaire (the “D&O Questionnaire”).  The D&O Questionnaire requests, among other things, information regarding whether any director, executive officer or their immediate family members had an interest in any transaction, or proposed transaction, with the Company, or has a relationship with another entity or person which had or proposes to enter into such a transaction.

Management reviews the D&O Questionnaires to identify any potential conflict transactions.  All relevant relationships and any transactions, along with payables and receivables, are compiled for each person and affiliation.  If a conflict transaction is identified, management submits a report of the affiliation, relationship, transaction and appropriate supplemental information to the Audit Committee, which is comprised of a majority of independent directors, for its review. Directors and executive officers are required to promptly advise the Company of any change in the information provided in their D&O Questionnaires. Management, with the advice of special counsel, is responsible for determining whether or not an actual or potential conflict of interest exists and establishing any controls required.

Item 404(a) of Securities and Exchange Commission’s Regulation S-K (“Item 404(a)”) provides for the disclosure of transactions involving amounts exceeding $120,000 in which the Company is a participant and in which a “related person” has a direct or indirect material interest (“related person transaction”).  The term “related person” is defined by Item 404(a) and includes directors, executive officers, director nominees, shareholders owning five percent or greater of the Company’s outstanding Common Stock and their immediate family members.  Management reviews the D&O Questionnaire in light of this Regulation in order to determine whether disclosure is required in the Proxy Statement.

We believe that these policies and procedures collectively ensure that all related person transactions requiring disclosure under SEC rules are appropriately reviewed and approved or ratified. Accordingly, no transactions concerning the Company’s directors, executive officers, the 5% beneficial holders, or immediate family members of these individuals require disclosure under Item 404(a) in this Proxy Statement.  However, see the discussion under “Information With Respect To Nominees For Director - Election of Directors” regarding the agreement among the Company and its largest stockholders and “Stockholder Proposals” below.

PROPOSAL #2 – PROPOSAL TO AMEND THE 2014 EQUITY INCENTIVE PLAN

The purpose of the 2014 Equity Incentive Plan is to offer a means of providing long-term compensation to, and encouraging a long-term commitment by, its senior executives, certain key employees of the Company and its subsidiaries and its non-employee directors. These grants have been made pursuant to the 2014 Equity Plan which was approved by the stockholders of the Company at the Annual Meeting of Stockholders held on June 25, 2014. A full description of the 2014 Equity Plan and a copy of the 2014 Equity Plan appeared in the Company’s Proxy Statement dated May 16, 2014, a copy of which is available on the Company’s website (http://www.transwc.com) under the tab “Investor Relations” if you click on the line titled “Shareholder Materials Archive 2009-2014” and on the SEC’s website at http://www.sec.gov. In addition, stockholders that would prefer a paper copy of that Proxy Statement may request it from Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

The Company believes that stock options and other stock compensation (“Awards”) have enhanced the Company’s ability to meet its long-term goals and intends to continue to utilize this means of compensation for its employees and its non-employee directors. Currently, there remain only 335,750 shares available for issuance under the 2014 Equity Plan which has reserved 660,750 shares of Common Stock for issuance under the Plan.

Under the prior Company 2004 Equity Incentive Plan, the Company issued Awards to employees that represented 340,000 shares of Common Stock reserved for that purpose under that plan. Due to the exercise prices assigned to those Awards (almost all of which were stock options), all of such Awards expired unexercised in 2015. The Compensation Committee of the Board of Directors of the Company, which administers the 2014 Equity Plan, has recommended to the Board of Directors that it would be in the best interests of the Company and its stockholders, in order to continue to incentivize the Company’s workforce, if those expired Awards were replaced with new Awards that had exercise prices based on current trading prices of the Company’s Common Stock. The Compensation Committee has further determined that the 2014 Equity Plan should have an additional reserve of shares so that the Company’s policy of issuing forms of equity compensation to its employees as an incentive for superior work and as motivation for higher business achievements and results, and to its non-employee directors, by compensating them for their service to the Company can continue. In addition, the Board of Directors believes that having shares of Common Stock reserved for issuance under the 2014 Equity Plan will continue to enable the Company to attract and retain highly qualified senior executives. The 2014 Equity Plan will expire on June 25, 2024, unless sooner terminated by the Board of Directors. This Plan is the only equity award plan currently in effect for the Company. (The Deferred Compensation Plan is not an equity award plan).

Accordingly, the Compensation Committee has recommended to the Board, and the Board has approved a proposed amendment affecting the 2014 Equity Plan and has called for stockholder approval of such amendment at this Annual Meeting. The amendment would authorize an increase in the number of shares reserved for issuance under the 2014 Equity Plan, due to the insufficient number of shares presently available for awards which the Company expects to make in 2016 and in future years pursuant to its current compensation practices.

The proposed amendment provides that the total number of authorized shares that may be issued under the 2014 Equity Plan be increased by 250,000 shares.  If this amendment is approved by the stockholders, the total reserve of shares that will be available for the future issuance of Awards, including stock options, under the 2014 Equity Plan will increase from 660,750 to 910,750 shares (representing approximately 10.3% of the Company’s 8,829,011 currently outstanding shares of Common Stock).  All of these Awards will be available for grant to the executive officers and non-employee directors as well as other Company employees, except that non-employee directors are eligible to receive only Awards of non-qualified stock options.  Although it is the present intent of the Compensation Committee to replace the expired awards with new Awards as noted above, the Compensation Committee has not, as of this date, determined who will receive Awards or the magnitude of any such Awards.

This amendment to the 2014 Equity Plan will not become effective unless and until it is approved by the stockholders of the Company and the date of such approval will be its effective date.  The provisions of the 2014 Equity Plan to be amended are set forth below. The 2014 Equity Plan will not be otherwise changed and will continue in full force an effect as amended hereby (if such amendment is as approved).

The full text of the proposed amendment to the 2014 Equity Plan would delete the first sentence of Section 4(a) of the current 2014 Equity Plan in its entirety and replace it with the following:

“SECTION 4. Shares Available for Awards.

(a) Shares Available. Subject to adjustment as provided in Section 14, the number of Shares with respect to which Awards may be granted under the Plan shall not exceed 910,750, which represents approximately 10.3% of the Company’s total outstanding Common Stock as of the Effective Date.”

The Board of Directors recommends that the stockholders vote FOR the amendment to the 2014 Equity Plan.

PROPOSAL #3 – ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICER

On January 25, 2011, the Securities and Exchange Commission adopted amendments to its disclosure rules and forms to implement Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”), which added Section 14A to the Securities Exchange Act of 1934. The new section requires public companies subject to the federal proxy rules to: (i) provide their shareholders with an advisory vote on the compensation of the executive officers named in the Summary Compensation Table of the Company’s Proxy Statement (the “named executive officer” or “NEO”), generally known as “Say-on-Pay” votes; (ii) provide their shareholders with an advisory vote on the desired frequency of Say-on-Pay votes, which must be no less frequently than once every three calendar years; and (iii) provide their shareholders with an advisory vote on compensation arrangements and understandings in connection with merger transactions, known as “golden parachute” arrangements.

These votes are non-binding; however, because the Compensation Committee and the Board of Directors of the Company value stockholder input, they will consider the outcome of the vote when making compensation decisions.

At our 2013 Annual Meeting of stockholders held on June 18, 2013, our stockholders by their advisory vote indicated a majority preference that the Company include a non-binding stockholder advisory vote on the compensation of our named executive officer in our proxy materials on an annual basis. Consequently, our Board of Directors has determined that it is in the best interests of our stockholders to solicit a non-binding stockholder advisory (or "say-on-pay") vote on the compensation of our named executive officer every year. Accordingly, this year, the Company is again asking our stockholders to approve, on an advisory basis, the compensation of our named executive officer as disclosed in this Proxy Statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company's named executive officer and the philosophy, policies and practices described in this Proxy Statement.

As more fully discussed in “Management Compensation” in this Proxy Statement, our compensation philosophy is to provide compensation to our executive officers that is competitive in the marketplace in order to attract and retain qualified and experienced officers.

The compensation of our NEO, including the various components of such compensation, is determined by our Compensation Committee. The Compensation Committee consists solely of non-employee directors, a majority of whom meet all applicable requirements to be considered “independent.” In addition, the Compensation Committee may use, from time to time, independent outside consulting firms that provide information regarding the compensation paid by our industry peer group. However, neither the Compensation Committee nor the Board engaged a compensation consultant during the year ended 2015.

When setting the compensation of our NEO, the Compensation Committee generally targets compensation that is comparable with our peer group with respect to each of the components of compensation.  The compensation we provide to our named executive officer primarily consists of the following: (i) annual base salary; (ii)  annual cash bonus; (iii) stock options; (iv) profit sharing plans; (v) to a lesser extent, restricted stock awards; and (vi) other forms of compensation as approved by the Compensation Committee.

In addition, in the “Management Compensation” section of this Proxy Statement, we have disclosed information regarding the compensation that would accrue to Mr. Rami Ramadan, our President and CEO, in the event of a change of control of the Company.  Mr. Ramadan is the only named executive officer who has such an arrangement with the Company, although other Company KMEs have similar arrangements.  As of the Voting Record Date, the Company was not engaged in any discussions that could lead to a change in control of the Company.

To that end, our NEO receives a mix of base salary, annual bonuses and long-term equity awards, all of which are reviewed at least annually by the Compensation Committee.  Because of the structure of our compensation packages, a significant portion of our NEOs’ total potential compensation can be considered to be “at risk.”  Please refer to the Form 10-K for more information.

At the 2015 Annual Meeting of Stockholders, the Company’s stockholders cast a non-binding advisory vote regarding the compensation of the Company’s named executive officer as disclosed in the proxy statement for that meeting. The Company’s stockholders overwhelmingly approved the proposal with more than 96.7% of the shares voted being cast in favor of the proposal.

We are requesting your vote on the following resolutions:

“RESOLVED, that the compensation paid to the Company’s named executive officer as disclosed pursuant to Item 402 of Regulation S-K in the “Management Compensation” section of this 2016 Proxy Statement, including in the “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion set forth therein, is hereby approved on an advisory basis.”

and

“RESOLVED, that the compensation that may be paid to Mr. Rami Ramadan, the Company’s President and Chief Executive Officer, in the event of a change of control of the Company, as disclosed pursuant to Item 402 of Regulation S-K in the “Management Compensation” section of this 2016 Proxy Statement, including in the “Compensation Discussion and Analysis,” the “Employment and Change of Control Agreements” and the “Employment/Severance Agreements” sections, the compensation tables and the narrative discussion set forth therein, is hereby approved on an advisory basis.”

The Board of Directors recommends a vote “FOR” these resolutions.

PROPOSAL #4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors of the Company, on the recommendation of the Audit Committee of the Board, has appointed WithumSmith+Brown, P.C. (“Withum”), independent registered public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2016, and further directed that the selection of accountants be submitted for ratification by the stockholders at the Annual Meeting.

Before re-engaging Withum for fiscal 2016, the Audit Committee considered matters such as their experience, integrity, independence and objectivity; the quality and candor of their ongoing discussions with the Audit Committee; the past performance of the lead audit partner and the audit team; and the relative value and quality of services received for fees paid. The Audit Committee’s executive sessions with the Company’s internal auditor included such things as reviewing and approving the proposed annual scope and related budget for internal audit activities, and discussing the findings of the internal audits of the Company’s operations, its corporate internal control systems, cyber-security risks and the adequacy of internal audit staffing levels. The Audit Committee obtained management’s views regarding Withum’s responsiveness and objectivity, and the value for fees paid.

We have been advised by Withum that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent accountants and clients. Withum provided audit and non-audit services to the Company in 2014 and 2015, which are described below. It is not anticipated that Withum will have a representative at the Annual Meeting.

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Withum was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of specifically described audit, audit-related and tax services by the Committee on an annual basis. Individual engagements that are anticipated to exceed pre-established thresholds will be considered on a case by case basis.

The Company pays its independent registered public accountants for various services provided during the year, as follows:

Audit Fees.  This category includes fees for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services that were normally provided in connection with statutory and regulatory filings or engagements. The audit fees were $213,000 for Withum in connection with June 30, 2015, September 30, 2015 interim reviews and December 31, 2015 year-end audit. The audit fees were $210,000 for Withum in connection with the June 30, 2014, September 30, 2014, March 31, 2015 interim reviews and December 31, 2014 year-end audit.

Audit-Related Fees.  This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included above under “Audit Fees.” For the year ended December 31, 2015 and 2014, there were $11,500 and $15,000, respectively, of audit-related fees paid to Withum, in connection with registration statement filings, issuance of consents, and services related to business acquisitions.

Tax Fees.  This category includes fees for tax compliance, tax return preparation and international tax consulting. The tax fees paid to Withum were $57,500 and $50,000 for the years ended December 31, 2015 and 2014, respectively.

All Other Fees.  This category includes all other fees not included in the above three categories.  The Company did not pay any other fees to Withum in 2014 or 2015.

Inclusion of this proposal in the proxy statement is not required by the Bylaws of TWC, but is being submitted to stockholders as a matter of good corporate practice. In the event that stockholders fail to ratify the selection of Withum, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the

Board, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of WithumSmith+Brown, P.C. as independent registered public accountants for the fiscal year ending December 31, 2016.

STOCKHOLDER PROPOSALS

Any proposal that a stockholder wishes to have presented at the 2017 Annual Meeting of Stockholders of the Company and included in the proxy materials used by the Company in connection with such meeting must be received at the principal executive office of the Company at 545 Fifth Avenue, Suite 940, New York, New York 10017, no later than December 23, 2016.  Under the current rules of the SEC, a stockholder submitting a proposal is required to be a record or beneficial owner of at least 1% or $2,000 in market value of the Company’s Common Stock and to have held such stock for at least one year prior to the date of submission of the proposal, and he or she must continue to own such shares through the date on which the meeting is held.  If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act it will be included in the Proxy Statement and set forth on the proxy card issued for the 2017 Annual Meeting of Stockholders.  It is urged that any such proposals be sent by certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to the Company’s policy which provides that business must be properly brought before the meeting by, or for the direction of, the Board of Directors, or otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company.  A stockholder’s notice shall set forth as to each matter the stockholder proposes to bring before an annual meeting such information as is specified in the Company’s Articles of Incorporation.  If the proposal is not made in accordance with the terms of the Company’s policy, such proposal will not be acted upon at the Annual Meeting.  The SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise stockholders how management intends to vote.

ANNUAL REPORTS

A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2015 accompanies this Proxy Statement.

Upon receipt of a written request, the Company will furnish to any stockholder, without charge, a copy of the Company's Annual Report on Form 10-K for fiscal 2015 required to be filed under the Exchange Act.  Such written requests should be directed to Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940,  New York,  New York 10017.  You may also view the Annual Report on the Company’s website at www.transwc.com under “Investor Relations” or our Form 10-K on the website of the SEC at www.sec.gov.

FORWARD LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding services, product development, product potential or financial performance. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors and cautionary statements in Item

1A. “Risk Factors” and Item 7A. “Quantitative and Qualitative Disclosures About Market Risk” of the Company’s Form 10-K for the year ended December 31, 2015, and in our periodic reports on Form 10-Q and current reports on Form 8-K, if any, which provisions the Company incorporates herein by reference.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a Director if the Board’s nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting.  Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the discretion of the persons voting the proxies.

The Company may solicit proxies by mail, advertisement, telephone, facsimile and personal solicitation.  The cost of this solicitation of proxies will be borne by the Company.  The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company’s Common Stock. Directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation.

By Order of the Board of Directors

Rami S. Ramadan

President and Chief Executive Officer

April 21, 2016

TRANS WORLD CORPORATION Dear Stockholder: April 21, 2016 You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the law off ices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Thursday, June 2, 2016 at 10:00 am Eastern time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the attached Proxy Statement, the Board unanimously recommends that you vote “FOR” the Board’s nominees for director, “FOR” the proposal to amend the Company’s 2014 Equity Incentive Plan to increase the number of shares of Company common stock available for awards under that plan, “FOR” the non-binding advisory vote on executive compensation, and “FOR” the ratif ication of WithumSmith+Brown, P.C. as the independent registered public accountants for the Company for the f iscal year ending December 31, 2016. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. Directors and off icers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have. It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the stamped envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend. Your continued support of, and interest in, Trans World Corporation are greatly appreciated. Sincerely, Rami S. Ramadan President and Chief Executive Officer  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. REVOCABLE PROXY TRANS WORLD CORPORATION ANNUAL MEETING OF STOCKHOLDERS June 2, 2016 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2016 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The undersigned, being a stockholder of Trans World Corporation (the “Company”) as of April 18, 2016, hereby acknowledges the receipt of the Notice of Annual Meeting, the Proxy Statement relating to the subject Annual Meeting and the Annual Report to Stockholders for the year ended December 31, 2015, the terms of each of which are incorporated by reference, and hereby authorizes Rami S. Ramadan or any successors thereto as proxy with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Thursday, June 2, 2016 at 10:00 am Eastern time, and at any adjournment or postponement of said meeting, and thereat to vote all shares the undersigned is entitled to vote and to act with respect to all votes that the undersigned would be entitled to cast, if then personally present. This proxy revokes all prior proxies with respect to the Annual Meeting. If your address has changed, please correct the address in the space provided below. YES NO I PLAN TO ATTEND THE ANNUAL MEETING: (Continued and to be marked, dated and signed, on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. TRANS WORLD CORPORATION 2016 Annual Meeting of Stockholders June 2, 2016 10:00 A.M. Eastern Time This Proxy is Solicited On Behalf Of The Board Of Directors YOU MUST SIGN AND DATE ON THE SIGNATURE LINE AT THE BOTTOM OF THIS CARD FOR YOUR VOTE TO BE COUNTED!  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Please mark your votes like this PROXY THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS. SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED BELOW. IF RETURNED, BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL OF THE PROPOSALS BELOW. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING AS DESCRIBED IN THE PROXY STATEMENT. FOR AGAINST ABSTAIN 3. PROPOSAL on the advisory vote on the resolutions regarding compensation of the named executive officer, including compensation to the CEO on a change in control. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”: 1. Proposal to Elect Directors For A One Year Term: FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote for ALL nominees (01) Max W. Batzer (02) Patrick J. Bennett, Sr. (03) Michael B. Brodsky (04) Timothy G. Ewing (05) David E. Goldberg (06) Rami S. Ramadan FOR AGAINST ABSTAIN 4. PROPOSAL to ratify the appointment by the Board ofDirectorsof WithumSmith+Brown, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016. (Instruction: To vote for some of the nominees and to withhold authority to vote for any one or more individual nominee(s), mark the “For all Nominees” box and draw a line through that specific nominee’s or nominees’ name(s) in the list above.) 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. FOR AGAINST ABSTAIN 2. PROPOSAL to amend the 2014 Equity Incentive Plan to increase the number of shares of the Company’s Common Stock that are available for awards under that plan. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature Signature, if held jointly Date , 2016. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided